                                                                    EXHIBIT 99.3

                                                                    EXHIBIT D.

              Second Amendment to Agreement Pursuant to Rule 45 (c)
              -----------------------------------------------------

              Under the Public Utility Holding Company Act of 1935
              ----------------------------------------------------

WHEREAS, Consolidated Natural Gas Company (hereinafter referred to as "Parent"), a corporation organized and existing under the laws of the State of Delaware, and its wholly owned subsidiary corporations whose names and respective states of incorporation are listed below, i.e.:

                    Name of Subsidiary                                      State of Incorporation
                    ------------------                                      ----------------------
Consolidated Natural Gas Service Co., Inc.                                         Delaware

CNG Transmission Corporation                                                       Delaware

CNG Iroquois, Inc., a wholly-owned subsidiary of CNG                               Delaware
Transmission Corporation

The East Ohio Gas Company                                                            Ohio

The Peoples Natural Gas Company                                                  Pennsylvania

Virginia Natural Gas, Inc.                                                         Virginia

Hope Gas, Inc.                                                                   West Virginia

CNG Producing Company                                                              Delaware

CNG  Pipeline Company, a wholly-owned subsidiary of CNG                              Texas
Producing Company

CNG Energy Services Corporation                                                    Delaware

CNG  Oil Gathering Corporation, a wholly-owned subsidiary                          Delaware
of CNG Energy Services Corporation

CNG Main Pass Gas Gathering Corporation, a wholly-owned                            Delaware
subsidiary of CNG Energy Services Corporation

CNG Storage Service Company, a wholly-owned subsidiary of                          Delaware
CNG Energy Services Corporation

                    Name of Subsidiary                                      State of Incorporation
                    ------------------                                      ----------------------
CNG Power Company, a wholly-owned subsidiary of CNG                                Delaware
Energy Services Corporation

CNG Kauai, Inc., a wholly-owned subsidiary of CNG Power                            Delaware
Company

Granite Road Cogen, Inc., a wholly-owned subsidiary of                               Texas
CNG Power Company

CNG Market Center Services, Inc., a wholly-owned                                   Delaware
subsidiary of CNG Power Company

CNG Bear Mountain, Inc., a wholly-owned subsidiary of CNG                          Delaware
Power Company

CNG Retail Services Corporation, a wholly-owned                                    Delaware
subsidiary of CNG Energy Services Corporation

CNG  Products and Services, Inc., a wholly-owned                                   Delaware
subsidiary of CNG Energy Services Corporation

CNG Technologies, Inc., a wholly-owned subsidiary of                               Delaware
CNG Products and Services, Inc.

CNG Power Services Corporation                                                     Delaware

CNG Lakewood, Inc., a wholly-owned subsidiary of CNG                               Delaware
Power Services Corporation

Consolidated System LNG Company                                                    Delaware

CNG Research Company                                                               Delaware

CNG Coal Company                                                                   Delaware

                    Name of Subsidiary                                      State of Incorporation
                    ------------------                                      ----------------------
CNG Financial Services, Inc.                                                       Delaware

CNG International Corporation                                                      Delaware

CNG Telecom, Inc.                                                                  Delaware


have entered into an Agreement dated December 31, 1994 for the allocation of current federal income taxes; and

         WHEREAS, Parent and its subsidiaries (hereinafter collectively referred to as the "Companies") are desirous of amending the agreement for the purpose of giving recognition to ownership changes of certain subsidiaries within the consolidated group as a result of the partial liquidation and sale of the stock of one of the subsidiaries and a change in the name of one of the subsidiaries.

         NOW, THEREFORE, the Companies, for the mutual benefit and valuable considerations, do hereby covenant and agree with one another that, pursuant to paragraph IV of the Agreement, it shall be amended as follows:

         First: CNG Main Pass Gas Gathering Corporation and CNG Oil Gathering Corporation, both incorporated in the State of Delaware on July 21, 1995, CNG Products and Services, Inc., incorporated in the state of Delaware on August 28, 1995, CNG Retail Services Corporation, incorporated in the state of Delaware on January 30, 1997, CNG Power Company, incorporated in the state of Delaware on October 26, 1981, CNG Storage Services Company, incorporated in the state of Delaware on July 19, 1977, all wholly-owned subsidiaries of CNG Energy Services Corporation, became wholly-owned subsidiaries of the Parent as a result of a liquidation distribution made on July 30, 1998.

         Second: CNG Storage Services Company was renamed as CNG Field Services Company on September 28, 1998.

         Third: The stock of CNG Energy Services Corporation, formerly a wholly-owned subsidiary of the Parent, was sold to Sempra Energy Trading Corporation, an outside party, effective July 1, 1998. As a result of this transaction, CNG Energy Services Corporation is no longer a party to the Agreement, effective as of that date.

         IN WITNESS WHEREOF, each of the parties hereto has caused this agreement to be executed in its name and on its behalf by one of its officers duly authorized, and its corporate seal to be affixed hereto by its Secretary or one of its Assistant Secretaries as of the 16th day of April 1999 to be effective as of December 31, 1998.



ATTEST:                        Consolidated Natural Gas Company

/s/ Secretary                  /s/ Vice President and Treasurer
--------------------------     ------------------------------------------------
Secretary                      Vice President and Treasurer


ATTEST:                        Consolidated Natural Gas Service Co., Inc.

/s/ Secretary                  /s/ Vice President and Treasurer
--------------------------     ------------------------------------------------
Secretary                      Vice President and Treasurer


ATTEST:                        The Peoples Natural Gas Company

/s/ Secretary                  /s/ Treasurer
--------------------------     ------------------------------------------------
Secretary                      Treasurer


ATTEST:                        CNG Kauai, Inc.

/s/ Secretary                  /s/ Treasurer
--------------------------     ------------------------------------------------
Secretary                      Treasurer


--------------------------     ------------------------------------------------

ATTEST:                        CNG Power Company

/s/ Secretary                  /s/ Treasurer
--------------------------     ------------------------------------------------
Secretary                      Treasurer


ATTEST:                        Granite Road Cogen, Inc.

/s/ Secretary                  /s/ Assistant Treasurer
--------------------------     ------------------------------------------------
Secretary                      Assistant Treasurer



ATTEST:                        CNG Market Center Services, Inc.

/s/ Secretary                  /s/ Treasurer
--------------------------     ------------------------------------------------
Secretary                      Treasurer


ATTEST:                        CNG Bear Mountain, Inc.

/s/ Secretary                  /s/ Treasurer
--------------------------     ------------------------------------------------
Secretary                      Treasurer

ATTEST:                        CNG Retail Services Corporation

/s/ Secretary                  /s/ Treasurer
--------------------------     ------------------------------------------------
Secretary                      Treasurer


ATTEST:                        CNG Products and Services, Inc.

/s/ Secretary                  /s/ Treasurer
--------------------------     ------------------------------------------------
Secretary                      Treasurer


ATTEST:                        CNG Technologies, Inc.

/s/ Secretary                  /s/ Treasurer
--------------------------     ------------------------------------------------
Secretary                      Treasurer


ATTEST:                        CNG Power Services Corporation

/s/ Secretary                  /s/ Treasurer
--------------------------     ------------------------------------------------
Secretary                      Treasurer


ATTEST:                        CNG Lakewood, Inc.

/s/ Secretary                  /s/ Treasurer
--------------------------     ------------------------------------------------
Secretary                      Treasurer


ATTEST:                        CNG Research Company

/s/ Secretary                  /s/ Assistant Treasurer, Finance
--------------------------     ------------------------------------------------
Secretary                      Assistant Treasurer, Finance


ATTEST:                        CNG Financial Services, Inc.

/s/ Secretary                  /s/ Vice President and Treasurer
--------------------------     ------------------------------------------------
Secretary                      Vice President and Treasurer


ATTEST:                        CNG Telecom, Inc.

/s/ Secretary                  /s/ Treasurer
--------------------------     ------------------------------------------------
Secretary                      Treasurer

ATTEST:                        CNG Transmission Corporation

/s/ Secretary                  /s/ Vice President and Treasurer
--------------------------     ------------------------------------------------
Secretary                      Vice President and Treasurer


ATTEST:                        CNG Iroquois, Inc.

/s/ Secretary                  /s/ Vice President and Treasurer
--------------------------     ------------------------------------------------
Secretary                      Vice President and Treasurer


ATTEST:                        Hope Gas, Inc.

/s/ Secretary                  /s/ Treasurer
--------------------------     ------------------------------------------------
Secretary                      Treasurer


ATTEST:                        CNG Field Services Company

/s/ Secretary                  /s/ Treasurer
--------------------------     ------------------------------------------------
Secretary                      Treasurer


ATTEST:                        Consolidated System LNG Company

/s/ Secretary                  /s/ Vice President and Treasurer
--------------------------     ------------------------------------------------
Secretary                      Vice President and Treasurer


ATTEST:                        The East Ohio Gas Company

/s/ Assistant Secretary        /s/ Vice President, Treasurer, and Secretary
--------------------------     ------------------------------------------------
Assistant Secretary            Vice President, Treasurer, and Secretary

ATTEST:                        Virginia Natural Gas, Inc.

/s/ Secretary                  /s/ Controller and Treasurer
--------------------------     ------------------------------------------------
Secretary                      Controller and Treasurer


ATTEST:                        CNG  Producing Company

/s/ Secretary                  /s/ Senior Vice President and Chief Executive Officer
--------------------------     ------------------------------------------------
Secretary                      Senior Vice President and Chief Executive Officer


ATTEST:                        CNG Pipeline Company

/s/ Secretary                  /s/ Vice President and Treasurer
--------------------------     ------------------------------------------------
Secretary                      Vice President and Treasurer


ATTEST:                        CNG Oil Gathering Corporation

/s/ Secretary                  /s/ Treasurer
--------------------------     ------------------------------------------------
Secretary                      Treasurer


ATTEST:                        CNG Main Pass Gas Gathering Corporation

/s/ Secretary                  /s/ Treasurer
--------------------------     ------------------------------------------------
Secretary                      Treasurer


ATTEST:                        CNG Coal Company

/s/ Secretary                  /s/ Vice President and Treasurer
--------------------------     ------------------------------------------------
Secretary                      Vice President and Treasurer


ATTEST:                        CNG International Corporation

/s/ Secretary                  /s/ Vice President, Treasurer, and Controller
--------------------------     ------------------------------------------------
Secretary                      Vice President, Treasurer, and Controller